SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported) June 14, 2007 (June 14, 2007)

                         Cardinal Bankshares Corporation
             (Exact name of registrant as specified in its charter)

            Virginia                    0-28780                 54-1804471
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  (State or other jurisdiction        (Commission              (IRS Employer
        of Incorporation)            File Number)           Identification No.)

        101 Jacksonville Circle, PO Box 215
                  Floyd, Virginia                                    24091
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      (Address of principal executive offices)                    (Zip Code)

        Registrant's telephone number, including area code (540) 745-4191
                                                           --------------


(Former name or former address, if changed since last report.)
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Item 8.01. Other Events

      On June 14, 2007, Cardinal Bankshares Corporation ("Cardinal Bankshares") issued a news release announcing an increase in its common stock dividend payable on June 30, 2007 to holders of record as of June 25, 2007. The News Release (the "News Release") is attached as Exhibit 99 to this report and is incorporated into this Item 8.01 by reference.

Item 9.01.    Financial Statements and Exhibits.

     (99) The News Release.

                             *          *          *

      This Current Report on Form 8-K (including information included or incorporated by reference herein) may contain, among other things, certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, statements regarding certain of Cardinal Bankshares' goals and expectations with respect to earnings, earnings per share, revenue, expenses and the growth rate in such items, as well as other measures of economic performance, including statements relating to estimates of credit quality trends, and statements preceded by, followed by or that include the words "may", "could", "should", "would", "believe", "anticipate", "estimate", "expect", "intend", "plan", "projects", "outlook" or similar expressions. These statements are based upon the current beliefs and expectations of Cardinal Bankshares' management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. These forward-looking statements involve certain risks and uncertainties that are subject to change based on various factors (many of which are beyond Cardinal Bankshares' control).

The following factors, among others, could cause Cardinal Bankshares' financial performance to differ materially from that expressed in such forward-looking statements: (1) the strength of the United States economy in general and the strength of the local economies in which Cardinal Bankshares conducts operations may be different than expected resulting in, among other things, a deterioration in credit quality or a reduced demand for credit, including the resultant effect on Cardinal Bankshares' loan portfolio and allowance for loan losses; (2) the effects of, and changes in, trade, monetary and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System; (3) inflation, interest rate, market and monetary fluctuations;
(4) adverse conditions in the stock market, the public debt market and other capital markets (including changes in interest rate conditions); (5) the timely development of competitive new products and services by Cardinal Bankshares and the acceptance of these products and services by new and existing customers; (6) the willingness of customers to accept third party products marketed by Cardinal Bankshares; (7) the willingness of customers to substitute competitors' products and services for Cardinal Bankshares' products and services and vice versa; (8) the impact of changes in financial services' laws and regulations (including laws concerning taxes, banking, securities and insurance); (9) technological changes; (10) changes in consumer spending and saving habits; (11) the effect of corporate restructurings, acquisitions and/or dispositions; (12) the growth and profitability of Cardinal Bankshares' noninterest or fee income being less than expected; (13) unanticipated regulatory or judicial proceedings or rulings; (14) the impact of changes in accounting principles; (15) adverse changes in financial performance and/or condition of Cardinal Bankshares' borrowers which could impact repayment of such borrowers' outstanding loans; (16) the impact on Cardinal Bankshares' businesses, as well as on the risks set forth above, of various domestic or international military or terrorist activities or conflicts; and (17) Cardinal Bankshares' success at managing the risks involved in the foregoing.

      Cardinal Bankshares cautions that the foregoing list of factors is not exclusive. All subsequent written and oral forward-looking statements concerning Cardinal Bankshares or other matters and attributable to Cardinal Bankshares or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above. Cardinal Bankshares does not undertake any obligation to update any forward-looking statement, whether written or oral, relating to the matters discussed in this Current Report on Form 8-K.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                CARDINAL BANKSHARES CORPORATION

Date: June 14, 2007             By:       /s/ Ronald Leon Moore
                                         ------------------------------------
                                Name:    Ronald Leon Moore
                                Title:   Chairman, President and Chief
                                         Executive Officer

                                By:      /s/ Stephanie K. Sigman
                                         ------------------------------------
                                Name:    Stephanie K. Sigman
                                Title:   Controller, Senior Vice President and
                                         Principal Financial Officer

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                                  EXHIBIT INDEX

Exhibit No.        Description
-----------        -----------
   (99)            The News Release.